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                                                                 Exhibit 10.96.3

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.96.2
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Amendment Two, dated as of August 17, 2000, by and between Collins Trust II and
Collins Holdings EME, LLC

Amendment Two, dated as of August 17, 2000, by and between Collins Trust III and Collins Holdings EME, LLC

Amendment Two, dated as of August 17, 2000, by and between Collins Trust IV and Collins Holdings EME, LLC